                                                                    EXHIBIT 99.3



                                    CONSENT
                                    -------


     In accordance with Item 401 of Regulation S-K, I do hereby consent to being named in the Registration Statement to be filed with the Securities and Exchange Commission by Union Financial Bancshares, Inc. as a person who is to become a director of Union Financial Bancshares, Inc., and the disclosure of that fact in the Registration Statement.



                              By: /s/ Philip C. Wilkins
                                  --------------------------------------
                                  Philip C. Wilkins



Dated this 25th day of
August, 1999

                                    CONSENT
                                    -------


     In accordance with Item 401 of Regulation S-K, I do hereby consent to being named in the Registration Statement to be filed with the Securities and Exchange Commission by Union Financial Bancshares, Inc. as a person who is to become a director of Union Financial Bancshares, Inc., and the disclosure of that fact in the Registration Statement.



                              By: /s/ John S. McMeekin
                                  -----------------------------------------
                                  John S. McMeekin



Dated this 25th day of
August, 1999

                                    CONSENT
                                    -------


     In accordance with Item 401 of Regulation S-K, I do hereby consent to being named in the Registration Statement to be filed with the Securities and Exchange Commission by Union Financial Bancshares, Inc. as a person who is to become a director of Union Financial Bancshares, Inc., and the disclosure of that fact in the Registration Statement.



                              By: /s/ Quay McMaster
                                  --------------------------------------
                                  Quay McMaster




Dated this 25th day of
August, 1999